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                                                Filed Pursuant to Rule 497 (e)
                                                Registration File No.: 33-35541




                                                             August 11, 2003
                                                                  Supplement

[MORGAN STANLEY LOGO OMITTED]





                        SUPPLEMENT DATED AUGUST 11, 2003

                              TO THE PROSPECTUS OF

                    MORGAN STANLEY PACIFIC GROWTH FUND INC.

                            Dated December 30, 2002



     Effective August 11, 2003, Morgan Stanley Investment Advisors Inc. (the "Investment Manager") entered into two new Sub-Advisory Agreements with Morgan Stanley Asset & Investment Trust Management Co., Limited and Morgan Stanley Investment Management Company (the "Sub-Advisors"), thereby replacing the current Sub-Advisory Agreement between the Investment Manager and Morgan Stanley Investment Management Inc. As a result, the following changes to the Prospectus are required:


     All references to the Sub-Advisor in the sections of the Prospectus titled "THE FUND -- Principal Investment Strategies" and "THE FUND -- Fund Management" shall now refer to Morgan Stanley Asset & Investment Trust Management Co., Limited and Morgan Stanley Investment Management Company.


     Throughout the Prospectus, the term Sub-Advisor is hereby replaced by Sub-Advisors, unless expressly intended to refer to a specific Sub-Advisor.


     The second paragraph of the section of the Prospectus titled "THE FUND -- Fund Management" is hereby amended and replaced in its entirety by the following:


         The Sub-Advisors, together with their investment management affiliates, managed assets of approximately $385 billion as of June 30, 2003. Each Sub-Advisor is a wholly-owned subsidiary of Morgan Stanley. Morgan Stanley Asset & Investment Trust Management Co., Limited is located at Yebisu Garden Place Tower, 20-3, Ebisu 4-chome, Shibuya-ku, Tokyo, Japan 150-6009. Morgan Stanley Investment Management Company is located at 23 Church Street, 16-01 Capital Square, Singapore 049481.


     The penultimate sentence of the last paragraph of the section of the Prospectus titled "THE FUND -- Fund Management" is hereby amended and replaced in its entirety by the following:


         The Investment Manager pays each Sub-Advisor on a monthly basis a portion of the net management fees the Investment Manager receives from the Fund.